Exhibit 99.1

FOR IMMEDIATE RELEASE

TAKUNG APPOINTS NEW CFO, BOARD MEMBER

Hong Kong, March 2, 2016 -- Takung Art Co., Ltd. (OTCQB:TKAT), an online platform for acquiring shared ownership in Asian fine art, jewelry and precious gems (collectively, “artwork”), today announced it had appointed Mr. Leslie Chow as the company’s chief financial officer, and Mr. John F. Levy to its board of directors.

Mr. Chow, 32, has extensive experience in accounting and the finance industry. Since September of last year, he has served as an independent non-executive director of PPS International (Holdings) Limited, a Hong Kong listed company, and since June 2015 has held a similar post with Golden Power Group Holdings Limited, also listed on the Hong Kong stock exchange. From 2009 through 2014, Mr. Chow held ascending positions culminating in managing director and partner at Albeck Financial Services, a financial consulting firm in Houston, Texas. At Albeck, Mr. Chow was responsible for financial reporting review, GAAP technical consultation, financial statement audit preparation, valuation of financial instruments and assisting client companies with varied internal controls and corporate governance requirements. From 2005 to 2009, he worked with Deloitte & Touche LLP, last serving as a senior auditor. Mr. Chow graduated with honors from the University of California, Santa Barbara, and is a certified public accountant.

Mr. Levy, 60, is a corporate governance and financial reporting expert with over 35 years of progressive financial, accounting and business experience including having served as chief financial officer of both public and private companies for 13 years. He currently serves as non-executive chairman of the board of directors of Applied Minerals Inc., a publicly traded producer of halloysite clay, and is also a member of the board of directors of China Commercial Credit, Inc., a Nasdaq-listed microcredit company based in Jiangsu Province. Since May 2005, Mr. Levy has been chief executive officer of Board Advisory, a consulting firm advising public companies in the areas of corporate governance, corporate compliance, financial reporting and financial strategies.

“These appointments, following our two Board additions in December, add significant financial and corporate expertise to our company,” said Takung chief executive Mr. Di Xiao. “We are confident this expertise will help Takung fulfill all obligations as a compliant U.S.-listed entity.”

ABOUT TAKUNG ART CO., LTD: www.takungart.com

Based in Hong Kong, Takung Art Co., Ltd. is an online trading platform for acquiring shared ownership in Asian fine art, jewelry and precious gems. This proprietary platform allows collectors and investors -- including those with modest financial resources -- to buy and sell units of these assets and participate in the booming Asian art market. The company's shared ownership business model significantly expands the number of interactions between sellers and buyers of fine art far beyond those generated by art galleries and auction houses alone.

Takung operates its online trading platform via three wholly-owned subsidiaries, Hong Kong Takung Assets and Equity of Artworks Exchange Co. Ltd., Takung (Shanghai) Co., Ltd., and Takung Cultural Development (Tianjin) Co., Ltd.

FORWARD-LOOKING STATEMENTS

This press release may contain projections or other forward-looking statements regarding future events or our future financial performance. All statements other than present and historical facts and conditions contained in this release, including any statements regarding our future results of operations and financial positions, business strategy, plans and our objectives for future operations, are forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). These statements are only predictions and reflect our current beliefs and expectations with respect to future events and are based on assumptions and subject to risk and uncertainties and subject to change at any time. We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Actual events or results may differ materially from those contained in the projections or forward-looking statements.

Forward-looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

Contacts:

Takung Art Co., Ltd.

Leslie Chow

+852 31580977

leslie.chow@takungae.com

Asia IR•PR - Investor Relations

Jimmy Caplan

512-329-9505

jimmy@asia-irpr.com

Asia IR•PR - Media Relations

Rick Eisenberg

212-496-6828

rick@asia-irpr.com